UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2015

AMARANTUS BIOSCIENCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-148922	26-0690857
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

655 Montgomery Street, Suite 900 San Francisco, CA	94111
(Address of Principal Executive Offices)	(Zip Code)

(415) 688-4484

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 13, 2015, Amarantus Bioscience Holdings, Inc. (“Amarantus”) filed a Current Report on Form 8-K under Item 2.01(the “Initial Report”) to report the completion of its acquisition of DioGenix, Inc. (“DioGenix”) on January 9, 2015. In response to parts (a) and (b) of Item 9.01 of the Initial Report, Amarantus indicated it would file the required financial information by amendment, as permitted by Item 9.01 (a)(4) and 9.01 (b) (2) to Form 8-K. The Current Report on Form 8-K/A amends Items 9.01 (a) and 9.01 (b) of the Initial Report to provide the required financial information.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Audited financial statements of Diogenix as of and for the years ending December 31, 2013 and 2012 and the notes thereto are attached as Exhibit 991.1 hereto. Unaudited financial statements of Diogenix for the nine months ended September 30, 2014 and 2013 and the notes thereto are attached as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial information is filed as Exhibit 99.3 to the Current Report.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Mayer Hoffman McCann, P.C.
99.1	Audited financial statements of Diogenix, Inc. as of and for the years ending December 31, 2013 and 2012.
99.2	Unaudited comparative financial statements of Diogenix, Inc. for the nine months ended September 30, 2014 and 2013
99.3	Amarantus Bioscience Holdings, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amarantus Bioscience Holdings, Inc.

Date: March 24, 2015	By:	/s/ Robert Farrell
Robert Farrell
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Mayer Hoffman McCann, P.C.
99.1	Audited financial statements of Diogenix, Inc. as of and for the years ending December 31, 2013 and 2012.
99.2	Unaudited financial statements of Diogenix, Inc. for the nine months ended September 30, 2014 and 2013.
99.3	Amarantus Bioscience Holdings, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements.